SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each a series of Six Circles Trust)

Supplement dated June 30, 2025

to the Summary Prospectus dated May 1, 2025

Effective June 30, 2025, Paul Whitehead will no longer be a portfolio manager for the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the Six Circles Managed Equity Portfolio International Unconstrained Fund (each a “Fund” and together “the Funds”) and Matt Waldron and Steven White will be added as portfolio managers for the Funds. As a result, the portfolio manager information for BlackRock Investment Management, LLC (“BlackRock”) for each Fund in the “Risk/Return Summary — Management — Sub-Adviser” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-PR-625